UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2020

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYNE	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01      Other Events

On October 15, 2020, Zynerba Pharmaceuticals, Inc. (“the Company”) issued a press release announcing that it is presenting a poster titled, “ZYN002 Cannabidiol Transdermal Gel in Children and Adolescents With Fragile X Syndrome: Role of Methylation Status as a Correlate to Disease Severity and as a Prognostic Biomarker,” at the Joint 16th International Child Neurology Congress (ICNC) & 49th Annual Child Neurology Society (CNS) Meeting. Data from this poster will also be presented as an oral presentation during the “Research Pipeline: New Findings on Diagnostic and Therapeutics” session of the virtual American Academy of Child and Adolescent Psychiatry (AACAP) 2020 Annual Meeting on Friday, October 23rd, 2020.

On October 15, 2020, the Company issued a second press release announcing that it is presenting a poster titled “Tolerability and Efficacy of ZYN002 Cannabidiol (CBD) Transdermal Gel in Children and Adolescents With Autism Spectrum Disorder: An Open-Label Phase 2 Study [BRIGHT (ZYN2-CL-030)],” at the Joint 16th International Child Neurology Congress (ICNC) and 49th Annual Child Neurology Society (CNS) Meeting. Data from this poster will also be presented as an oral presentation during the “Research Pipeline: New Findings on Diagnostic and Therapeutics” session of the virtual American Academy of Child and Adolescent Psychiatry (AACAP) 2020 Annual Meeting on Friday, October 23rd, 2020.

Copies of the two press releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit No.	Document

99.1	Press Release, dated October 15, 2020
99.2	Press Release, dated October 15, 2020
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2020

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Suzanne Hanlon
Name: Suzanne Hanlon
Title: Secretary, Vice President and General Counsel